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                                                                    Exhibit 10.4



                                     October 10, 2002

Ladenburg Thalmann Financial Services Inc.
Ladenburg Capital Management Inc.
590 Madison Avenue, 34th Floor
New York, New York  10022

                                     RE:  EMPLOYMENT AGREEMENT

Gentlemen:

         Reference is made to my Employment Agreement (the "Agreement"), dated as of August 24, 1999, as amended, with Ladenburg Thalmann Financial Services Inc. ("LTS") and Ladenburg Capital Management Inc. In light of the current financial condition of LTS and its subsidiaries, I hereby waive, for the period September 1, 2002 to December 31, 2002, 25% of any payments due to me for such period under LTS's Special Performance Incentive Plan (the "Plan") and agree that such waiver shall not be deemed to be Reason under the Agreement with respect to any payment due to me under the Plan for the fiscal year ending December 31, 2002. In addition, I also waive, for the period September 1, 2002 to December 31, 2002, 25% of any payments due to me for such period under
Section 3 of the Second Amendment to the Agreement.

                                          Sincerely,

                                          /s/ Richard Rosenstock

                                          Richard Rosenstock

Acknowledged and agreed this
10th day of October, 2002

Ladenburg Thalmann Financial Services Inc.


By:  /s/ SALVATORE GIARDINA
    -----------------------------
Ladenburg Capital Management Inc.


By:  /s/ ROBERT GORCZAKOWSKI
    -----------------------------